SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                      PACIFIC MAGTRON INTERNATIONAL CORP.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                       PACIFIC MAGTRON INTERNATIONAL CORP.
                             1600 California Circle
                               Milpitas, CA 95035

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 8, 2001

     The 2001 Annual Meeting of Shareholders of Pacific Magtron International Corp. will be held at the offices of Pacific Magtron at 1600 California Circle, Milpitas, California 95035 on Friday, June 8, 2001, at 10:00 a.m., Pacific Time.

MATTERS TO BE VOTED ON:

     1.   Election of seven directors; and

     2. Ratification of the selection of BDO Seidman, LLP as the independent public accountants for our fiscal year 2001.

     The close of business on April 27, 2001 has been fixed as the record date for the determination of the shareholders of record entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of shareholders entitled to vote at this meeting is available at our offices, 1600 California Circle, Milpitas, CA 95035, for examination by any shareholder.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THIS MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.

                                        By Order of the Board of Directors

                                        /s/ Theodore S. Li

                                        Theodore S. Li
                                        President

Milpitas, California
May 7, 2001

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................1
     WHO CAN VOTE..............................................................1
     VOTING BY PROXIES.........................................................1
     HOW YOU MAY REVOKE YOUR PROXY INSTRUCTIONS................................1
     HOW VOTES ARE COUNTED.....................................................2
     COST OF THIS PROXY SOLICITATION...........................................2
     ATTENDING THE ANNUAL MEETING..............................................2

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?................................2

WHO SHOULD I CALL IF I HAVE QUESTIONS?.........................................3

PROPOSALS......................................................................3
     PROPOSAL NO. 1 - ELECT SEVEN  DIRECTORS...................................3
     INFORMATION ABOUT THE NOMINEES............................................4
     PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS...........5

ABOUT THE BOARD AND ITS COMMITTEES.............................................6

ABOUT THE EXECUTIVE OFFICERS...................................................7

EXECUTIVE COMPENSATION.........................................................8

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION....................8

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION..................8

AUDIT COMMITTEE REPORT........................................................10

AUDIT FEES....................................................................11

FINANCIAL INFORMATION SYSTEMS AND DESIGN AND IMPLEMENTATION FEES..............11

ALL OTHER FEES................................................................11

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................12

OWNERSHIP OF OUR COMMON STOCK BY PRINCIPAL SHAREHOLDERS
  AND OUR MANAGEMENT..........................................................12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................13

STOCK PRICE PERFORMANCE GRAPH.................................................13

OTHER MATTERS.................................................................15

SHAREHOLDER PROPOSALS.........................................................15

ANNUAL REPORT.................................................................15

AUDIT COMMITTEE CHARTER FOR PACIFIC MAGTRON INTERNATIONAL CORP................16

                                 PROXY STATEMENT

Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the Annual Meeting by the persons who are named on the enclosed Proxy Card. This Proxy Statement is being sent to you in connection with this request and has been prepared for the Board by our management. "We," "our," "PMIC" and the "Company" refer to Pacific Magtron International Corp. The Proxy Statement is first being sent to our shareholders on or about May 7, 2001.

                               GENERAL INFORMATION

WHO CAN VOTE

You are entitled to vote your common stock if our records showed that you held your shares as of April 27, 2001. At the close of business on that date, 10,100,000 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote. The enclosed Proxy Card shows the number of shares that you are entitled to vote. Your individual vote is confidential and will not be disclosed to third parties.

VOTING BY PROXIES

If your common stock is held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from it that you must follow in order to have your shares voted. If you hold your shares in your own name as a holder of record, you may instruct the Proxies how to vote your common stock by signing, dating and mailing the Proxy Card in the envelope provided. Of course, you can always come to the meeting and vote your shares in person. If you give us a proxy without giving specific voting instructions, your shares will be voted by the Proxies as recommended by the board of directors. We are not now aware of any other matters to be presented at the Annual Meeting except for those described in this Proxy Statement. However, if any other matters not described in the Proxy Statement are properly presented at the meeting, the Proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, your common stock may be voted by the Proxies on the new meeting date as well, unless you have revoked your proxy instructions prior to that time.

HOW YOU MAY REVOKE YOUR PROXY INSTRUCTIONS

     You may revoke your proxy instructions by any of the following procedures:

     *    Send us another signed proxy with a later date;

     * Send a letter to our secretary revoking your proxy before your common stock has been voted by the Proxies at the meeting; or

     *    Attend the Annual Meeting and vote your shares in person.

HOW VOTES ARE COUNTED

Inspectors of election will be appointed for the meeting. The inspectors of election will determine whether or not a quorum is present and will tabulate votes cast by proxy or in person at the Annual Meeting. If you have returned valid proxy instructions or attend the meeting in person, your common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present and entitled to vote with respect to that matter.

COST OF THIS PROXY SOLICITATION

We will pay the cost of this proxy solicitation. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies. We will solicit proxies by mail, except for any incidental personal solicitation made by our directors, officers and employees, for which they will not be paid.

ATTENDING THE ANNUAL MEETING

If you are a holder of record and you plan to attend the Annual Meeting, please indicate this when you vote. If you are a beneficial owner of common stock held by a broker or bank, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a broker or bank showing your current ownership and ownership of our shares on the record date are examples of proof of ownership. Although you may attend the meeting, you will not be able to vote your common stock held in street name in person at the meeting and will have to vote through your broker or bank. If you want to vote in person your common stock held in street name, you will have to get a proxy in your name from the registered holder.

                 WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

PROPOSAL 1: ELECTION OF SEVEN DIRECTORS

The seven nominees for director who receive the most votes will be elected. There is no cumulative voting. Therefore, if you do not vote for a nominee or you indicate "withhold authority to vote" for any nominee on your proxy card, your vote will not count for or against any nominee.

PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of independent auditors. Therefore, if you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

                     WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about the Annual Meeting or voting, please call Hui "Cynthia" Lee, our Corporate Secretary. Ms. Lee may be reached at (408) 956-8888.

                                    PROPOSALS

                     PROPOSAL NO. 1 - ELECT SEVEN DIRECTORS

NUMBER OF DIRECTORS TO BE ELECTED

An entire Board of Directors, consisting of seven directors, is to be elected at the Annual Meeting. Each Director elected will hold office until the next annual meeting and the election of their successor. If any director resigns or otherwise is unable to complete his or her term of office, the Board will elect another director for the remainder of the resigning director's term. Our Articles of Incorporation call for a Board consisting of not fewer than one member.

VOTE REQUIRED

Under Nevada law, when directors are to be elected to office each shareholder is entitled to one vote for each share of stock standing in the shareholder's name on the records of the corporation.

NOMINEES OF THE BOARD

The Board has nominated the following individuals to serve on our Board of Directors until the next annual meeting and the election of their successors:

     Theodore S. Li
     Hui Lee
     Jey Hsin Yao
     Betty Lin
     Hank C. Ta
     Limin Ha
     John C. Reed

All of these nominees are currently serving on the Board. Each of the nominees agreed to be named in this proxy statement and to serve if elected.

See "Information about the Nominees" on the following page for information regarding each of the Nominees listed above.

We know of no reason why any of the listed nominees would not be able to serve. However, if any nominee is unavailable for election, the Proxies would vote your shares to approve the election of any substitute nominee proposed by the Board. The Board may also choose to reduce the number of Directors to be elected, as permitted by our Bylaws.

                         INFORMATION ABOUT THE NOMINEES


THEODORE S. LI  (age 43)

Mr. Li has served as our President, Treasurer and a Director since 1998 and as the President and a Director of PMI since 1995. He is responsible for our operations, technical functions and finance.

HUI "CYNTHIA" LEE (age 38)

Ms. Lee has served as our Secretary and a Director since 1998, and as a Director and Vice President, Sales and Purchasing of PMI since 1995. She is responsible for our sales and purchasing functions. She received her bachelor of language and literature from Chang Chi University in Taiwan. Ms. Lee is married to Dr. Yao.

JEY HSIN YAO, PH.D. (age 38)

Dr. Yao has served as a Director since 1998 and as a Director and the Secretary of PMI since 1995. He has been employed at Fujitsu as a senior researcher since 1992. He received his bachelor of science in electrical engineering from National Taiwan University, and his master and Ph.D degrees from the Department of Electrical Computer Engineering of the University of California, Santa Barbara. Dr. Yao is married to Ms. Lee.

BETTY LIN (age 40)

Ms. Lin has served as a Director of the Company since 1998, and as a Director of PMI since 1995. She has been an engineer with Motorola since 1988.

HANK C. TA (age 43)

Mr. Ta has served as a Director since 1999. Mr. Ta has been the President and Chief Executive Officer of CC Integration/MicroAge since 1992. This company is an authorized reseller from Compaq, Cisco and Hewlett Packard. He received his bachelor of science in electrical engineering from San Jose State University.

LIMIN HU, PH.D (age 38)

Dr. Hu has served as a Director since 1999. Dr. Hu has been President for Hugo Technologies, Inc. since February 1996. In that capacity, he provides consulting services in system integration and architecture, client/server and database management systems, Internet and networking, software and cross-platform development, and multimedia systems. From December 1994 to January 1996 he was a Vice President and General Manager for Teknekron Systems LLC. He received his bachelor of science in electrical engineering from National Taiwan University, ROC and his Ph.D in electrical engineering and computer science from the University of California, Berkeley.

JOHN C. REED (age 41)

Mr. Reed served as a Director since March 2001. Mr. Reed is a Senior Vice President Division Manager for Textron Financial Corporation. From 1992 until December 2000 he was a Vice President Division Manager for Finova Capital Corporation.

             YOUR DIRECTORS RECOMMEND A VOTE FOR THE ELECTION OF THE
                      SEVEN NOMINEES UNDER PROPOSAL NO. 1

         PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Our Board of Directors, acting upon the recommendation of the Audit Committee, has selected the firm of BDO Seidman, LLP, One Sansome Street, 11th Floor, San Francisco, California 94104, as independent accountants to examine our financial statements for the fiscal year ending December 31, 2001, and to perform other appropriate accounting services. A resolution will be presented to the Annual Meeting to ratify this selection. The affirmative vote of a majority of the number of votes entitled to be cast by the common stock represented at the meeting is needed to ratify the selection. If the shareholders do not ratify the appointment of BDO Seidman, LLP the selection of independent accountants will be reconsidered by our Board of Directors.

     For the years ended December 31, 2000, 1999 and 1998, BDO Seidman, LLP provided our audit services which included examination of our annual consolidated financial statements, review of unaudited quarterly financial information, assistance and consultation in connection with the filing of our Annual Report on Form 10-K with the Securities and Exchange Commission (the "SEC") and other filings with the SEC, and consultation in connection with various audit-related and accounting matters. None of the financial statements prepared by BDO Seidman, LLP contained any adverse or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

     We expect that representatives of BDO Seidman, LLP will be present at the annual meeting.

     The Proxies will vote in favor of ratifying the selection of BDO Seidman, LLP unless instructions to the contrary are indicated on the accompanying proxy form.

               YOUR DIRECTORS RECOMMEND A VOTE FOR PROPOSAL NO. 2

                       ABOUT THE BOARD AND ITS COMMITTEES


THE BOARD

We are governed by a Board of Directors, and various committees of the Board which meet throughout the year. The Board of Directors held two meetings and acted by unanimous written consent six times during 2000. Directors discharged their responsibility throughout the year through informal telephonic conferences and other communications with the Chairman and others regarding our business.

COMMITTEES OF THE BOARD

The Board has one committee, the Audit Committee. The function of this Committee is described below along with the current membership and number of meetings held during 2000.

AUDIT COMMITTEE

Our Audit Committee is composed of Hank C. Ta, John C. Reed and Limin Hu, PhD. The charter of our Audit Committee is attached as Appendix A hereto. The Audit Committee's duties include the review, examination and discussion of the following:

* the findings of the independent auditors resulting from their audit and certification of our financial statements;

* our accounting principles for corporate and tax reporting purposes, including actual or impending changes in financial accounting requirements that may materially affect us;

* the adequacy of our financial and accounting controls, including particular regard for the scope and performance of the internal auditing function; and

* recommendations by the independent auditors or the internal auditing staff with respect to changes in our policies or practices.

Mr. Ta and Dr. Hu were appointed to the Audit Committee in April 1999, Mr. Reed was appointed to the Audit Committee in March 2001, and the committee held two meetings during 2000.

DIRECTOR COMPENSATION

Directors currently receive no cash compensation for their services in that capacity. Reasonable out-of-pocket expenses may be reimbursed to directors in connection with attendance at meetings.

LIMITATION OF LIABILITY OF DIRECTORS

Nevada law permits the inclusion of a provision in the articles of incorporation of a corporation limiting or eliminating the potential monetary liability of directors to a corporation or its shareholders by reason of their conduct as directors. These sections do not permit any limitation on, or the elimination of, liability of a director for disloyalty to his or her corporation or its shareholders, failing to act in good faith, engaging in intentional misconduct or a knowing violation of the law, obtaining an improper personal benefit or paying a dividend that was illegal under Nevada law. Accordingly, the provisions limiting or eliminating the potential monetary liability of directors permitted by the Nevada law apply only to the "duty of care" of directors, that is, to unintentional errors in their deliberations or judgments and not to any form of "bad faith" conduct. Our Articles of Incorporation eliminate the personal monetary liability of directors to the extent allowed under Nevada law.

                          ABOUT THE EXECUTIVE OFFICERS

Theodore S. Li and Hui "Cynthia" Lee are our principal executive officers. For information regarding Mr. Li and Ms. Lee, please refer to "Information About the Nominees" beginning on Page 4. All executive officers are appointed by and serve at the discretion of the Board for continuous terms. Neither of our executive officers have employment agreements with us.

                             EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation paid by us to the chief executive officer and the most highly compensated executive officers and key employees (the "Named Executive Officers") whose total remuneration exceeded $100,000 for services rendered in all capacities to us during the last three completed fiscal years.

                                   Annual Compensation(1)
                                   ----------------------
Name and                                                        All Other
Principal Position        Year      Salary         Bonus     Compensation(2)
------------------        ----      ------         -----     ---------------
Theodore Li               2000     $120,000       $4,760         $1,925
President, Chief          1999      120,000           --          2,300
Executive Officer,        1998      120,000           --          2,300
Treasurer and Director


Hui "Cynthia" Lee         2000     $120,000       $4,762          2,100
Secretary and Director    1999      120,000           --          2,500
                          1998       97,500           --          2,495

----------
(1) No executive officer named in the Compensation Table received personal benefits or perquisites in excess of the lesser of $50,000 or 10% of his or her aggregate salary and bonus.
(2) Consists of contributions made by us on behalf of the executive officer to the PMI Pension/Profit Sharing Plan.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     We did not have a Compensation Committee, and the entire Board of Directors made executive officer compensation decisions. Both Mr. Theodore Li and Ms. Hui "Cynthia" Lee were executive officers and participated in the deliberations of our Board of Directors concerning executive officer compensation. We plan on implementing a Compensation Committee, which will be comprised of at least a majority of non-employee directors at our next Board meeting.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report relates to compensation decisions made by our Board. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act of 1934 (the "Exchange Act"), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

WHAT IS OUR COMPENSATION PHILOSOPHY?

Decisions on compensation of our executive officers were made by the Board of Directors (the "Board"). We plan on creating a Compensation Committee comprised of at least a majority of non-employee Directors (the "Committee"). For fiscal 2000, the Board followed the belief that compensation should be based upon the following subjective principles:

     * Compensation should reflect and promote our values, and reward individuals for contributions to our success.

     *    Compensation should be related to the value created for shareholders.

     * Compensation and compensation programs should integrate our long- and short-term strategies.

     * Compensation programs should be designed to attract and retain executives critical to our success.

Executive compensation is comprised of salary, bonus and stock options. Due to the level of compensation received by our officers, the Board has not yet deemed it necessary to adopt a policy regarding the one million-dollar cap on deductibility of certain executive compensation under Section 162(m) of the Internal Revenue Code.

BASE SALARY

Salary recommendations were submitted to the Board by senior management on request. In evaluating these recommendations, the Board took into account management's efforts and our performance. The Board also took into account (i) management's consistent commitment to our long-term success through the development of new and improved products and (ii) the amount of our common stock owned by each executive.

The Board attempted to assimilate the foregoing factors when it rendered its compensation decisions; however, the Board recognizes that its decisions are primarily subjective in nature due to the subjective nature of the criteria. The Board did not assign any specified weight to the criteria it considers.

Salary recommendations are fixed at levels that the Board believes are sufficient, especially in light of the fact that Mr. Li and Ms. Lee are major shareholders of the Company, which the Board believes aligns their interest with the other shareholders. In the past three fiscal years, the Board has not increased the annual salary for the Chief Executive Officer, and Ms. Lee's annual salary was not increased this year.

BONUS

The Board determined to pay Mr. Li and Ms. Lee bonuses of $4,760 and $4,762, respectively, in light of their contributions to the Company, their performance, and to assist in their repayment of their loans from the Company.

OPTIONS

The new Compensation Committee will administer our 1998 Stock Option Plan (the "Plan"). All employees are eligible to participate in the Plan. The exercise price of options granted under the Plan will not be less than the fair market value of our common stock on the day of grant. Mr. Li and Ms. Lee were not granted any options during 2000.

CHIEF EXECUTIVE OFFICER

The Board's evaluation process of the Chief Executive Officer's compensation was comprised of the same components that were utilized in evaluating other members of senior management. Mr. Li's salary was not increased. He was granted a bonus of $4,760.

                              The Board of Directors

                              Theodore S. Li
                              Hui "Cynthia" Lee
                              Jey Hsin Yao, Ph.D.
                              Betty Lin
                              Hank C. Ta
                              Limin Hu, Ph.D
                              John C. Reed

                             AUDIT COMMITTEE REPORT

     The Board of Directors maintains an Audit Committee comprised of three of our outside directors. Mr. Reed was not appointed to the Audit Committee until March 2001. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

     The Audit Committee oversees our financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Board has adopted a written Charter of the Audit Committee, a copy of which is attached as an Appendix A hereto.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

     The Audit Committee discussed with our independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting. The Audit Committee held two meetings during fiscal 2000. We incurred the following fees for services performed by BDO Seidman, LLP in fiscal 2000.

                                   AUDIT FEES

     Fees for the fiscal year 2000 audit and the review of Forms 10-Q are $137,154, of which an aggregate amount of $43,253 has been billed through December 31, 2000.

        FINANCIAL INFORMATION SYSTEMS AND DESIGN AND IMPLEMENTATION FEES

     BDO Seidman, LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2000.

                                 ALL OTHER FEES

     Aggregate fees billed for all other services rendered by BDO Seidman, LLP for the fiscal year ended December 31, 2000, including consultation regarding accounting and reporting matters, are $12,553.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the SEC. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of our independent auditors.


                          John C. Reed, Audit Committee Chair (as of March 2001) Hank C. Ta
                          Limin Hu

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by the SEC to furnish us with copies of all Section 16(a) forms that they file.

     Based solely on our review of the copies of such forms received by us, and written representations from certain reporting persons that no forms were required for such persons, we believe that during fiscal year ended December 31, 2000 our officers, directors and greater than 10% beneficial owners have complied with all filing requirements applicable to them, except Mr. John C. Reed filed his Form 3, Initial Statement of Beneficial Ownership of Securities late.

             OWNERSHIP OF OUR COMMON STOCK BY PRINCIPAL SHAREHOLDERS
                               AND OUR MANAGEMENT

     The following table sets forth information, as of March 31, 2001 with respect to the number of shares of our common stock beneficially owned by individual directors, by all directors and officers as a group, and by persons who we know own more than 5% of our common stock. We have no other class of voting stock outstanding. The address of each shareholder listed below is 1600 California Circle, Milpitas, California 95035.


Name of Beneficial                        Number of Shares          Percent of
Owner and Address                        Beneficially Owned        Common Stock
-----------------                        ------------------        ------------
Theodore S. Li                              2,250,000                   22%
Hui "Cynthia" Lee(2)                        4,500,000                   45%
Betty Lin                                   2,250,000                   22%
Jey Hsin Yao(2)                             4,500,000(2)                45%
All officers and Directors as a             9,000,000                   89%
group (7 persons)

----------
(1)  Ms. Lee and Dr. Yao are married.
(2) Is comprised of shares registered in the name of the listed person's spouse.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On October 9, 1995, Mr. Li and Ms. Lee, each borrowed $90,000 from us pursuant to promissory notes, which bear interest at the rate of six percent and are unsecured. As of December 31, 2000 the notes aggregated $171,400. Principal and interest were due on April 19, 2000. In December 2000, the repayment terms of these notes were renegotiated to require monthly principal payments, without interest, to pay off the loan by December 31, 2001. The accrued interest receivable pertaining to these notes was $43,600 as of December 31, 1999, and was forgiven by us and charged to expense during 2000. Mr. Li and Ms. Lee are both Directors and executive officers.

     During 2000, 1999 and 1998, we recognized $1,476,100, $724,000 and
$471,000, respectively, in sales revenues from a company wholly-owned by Hank C. Ta, one of our Directors.

                          STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative shareholder return on our common stock from July 18, 1998 through December 31, 2000, based on the market price of the common stock, with the cumulative total return of the NASDAQ Market Index and a Peer Group Index comprised of the following companies engaged in the sale or distribution of microcomputer products: Advanced Comm Tech Inc Com, Alphanet Solutions Inc Com, Aura Sys Inc Com, Bridge Technology Inc Com, Brocker Technology Group Ltd Com, Cdw Computer Ctrs Inc Com, Cnh Holdings Co Com, Compucom Sys Inc Com, Computone Corp Com New, Cumetrix Data Sys Corp Com, Digital Commerce Intl Inc Com, Egan Sys Inc Com, Emarketplace Inc Com, European Micro Hldgs Inc Com, Government Technology Svcs Inc Com, Henry Jack & Assoc Inc Com, I-Sector Corp Com, Infonow Corp Com New, Insight Enterprises Inc Com, Latitude Communications Inc Com, Lifschultz Inds Inc Com New, Lion Inc Com, McGlen Internet Group Inc Com, Merisel Inc Com, National Instrs Corp Com, Novatel Wireless Inc Com, Optio Software Inc Com, Precis Smart Card Sys Inc Com, Sand Technology Inc CL A New, Scansource Inc Com, Sed Intl Hldgs Inc Com, Software Spectrum Inc Com, Tech Data Corp Com, Transnet Corp Com, Unicomp Inc Com Par $.01 New, Viewcast Com Inc Com, Vitech Amer Inc Com.

                COMPARISON OF 29 MONTH CUMULATIVE TOTAL RETURN*
                   AMONG PACIFIC MAGTRON INTERNATIONAL CORP.,
             THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP


                                                 Cumulative Total Return
                                          -------------------------------------
                                          7/98      12/98       12/99     12/00
                                          ----      -----       -----     -----
Pacific Magtron International Corp.      100.00      97.62     102.38      17.26
Nasdaq Stock Market (U.S.)               100.00     110.58     205.51     123.68
Peer Group                               100.00     112.40     137.71     123.68


* $100 INVESTED ON 7/18/98 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

                                  OTHER MATTERS

     Our Board is not presently aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote your proxy on such matters in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

     Any shareholder desiring to have a proposal included in our proxy statement for our 2001 Annual Meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act) to our principal executive offices a reasonable time before we begin to print and mail our proxy statement. We recommend you deliver any proposal by January 31, 2002.

                                  ANNUAL REPORT

     Our Annual Report on Form 10-K with certified financial statements was filed for the fiscal year ended December 31, 2000 on April 2, 2001 and accompanies this Notice and Proxy Statement. Any exhibit to the annual report on Form 10-K will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on April 27, 2001. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

                             AUDIT COMMITTEE CHARTER
                                       FOR
                       PACIFIC MAGTRON INTERNATIONAL CORP.

MEMBERSHIP

     The Audit Committee (the "Committee") will be composed of two or more directors, a majority of whom shall be "independent," as that term is defined in the NASD listing standards. Those standards define an independent director as:

     "... a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director."

If there is a member of the Committee who is not independent in accordance with the above definition, then the Company will make a report in the next annual proxy statement about the nature of the relationship of such Committee member and a statement regarding the determination of the full Board of Directors as to why the inclusion of such member on the Committee is in the best interests of the Company and its shareholders.

DUTIES

     1. The Committee will review, examine and discuss with the Corporation's management and the auditors, as the case may be, on an annual basis those matters that primarily relate to financial controls and the audit of the Corporation and its subsidiaries, which will include, but will not be limited to, the following:

      1.1. the findings of the independent auditors resulting from their audit and certification of the Corporation's financial statements;

      1.2. the accounting principles used by the Corporation for corporate and tax reporting purposes, including actual or impending changes in financial accounting requirements that may materially affect the Corporation with management;

      1.3. the adequacy of financial and accounting controls, including particular regard for the scope and performance of the internal auditing function; and

      1.4. recommendations by the independent auditors or the internal auditing staff with respect to changes in Corporation policies or practices.

     2. The Committee will also recommend, on an annual basis, to the Board of Directors a firm of certified public accountants to conduct the independent audit of the Corporation for the coming fiscal year.

     3. The Committee will provide a report in the Company's annual proxy statement that will comply with Item 306 of Regulation S-K. This report will disclose whether the Committee has reviewed and discussed the audited financial statements with management and discussed certain matters with the Company's independent auditors. The Committee will report whether it has:

      (1)   discussed the audited financial statements with management;

      (2) discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented; and

      (3) received written disclosures and the letter from the independent auditors required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the auditors the auditor's independence.

     Further, the Committee will report whether, based on its discussions with management and the auditors, its members became aware of material misstatements or omissions in the financial statements. Based upon this report the Committee will make a recommendation to the full Board of Directors regarding the inclusion of the financial statements in the Annual Report of the Company on Form 10-K filed for the last fiscal year with the SEC. In making the above recommendation the Committee will rely upon the advice and information that it receives in its discussions with management and the auditors

MEETINGS

     The Committee shall hold periodic meetings and a minimum of one regular annual review meeting. The Secretary of the Corporation shall serve as the Secretary of the Committee unless the Chairman of the Committee designates another party. The Secretary of the Committee shall prepare minutes of the meetings, maintain custody of copies of data furnished to and used by the Committee, and generally assist the Committee in connection with preparation of agendas, notices of meetings and otherwise.

RESOURCES AND STAFF ASSISTANCE

     The Chairman and the Secretary of the Committee shall provide, or arrange to provide such other information, data and services as the Committee may request. The Committee shall conduct such interviews or discussions as it deems appropriate with personnel of the Corporation, and others whose views would be considered helpful to the Committee.

COMPENSATION AND EXPENSES

     The compensation of members of the Audit Committee for services performed in that capacity may be determined from time to time by resolution of the full Board. Members of the Audit Committee shall be reimbursed for all reasonable expenses incurred in attending Committee meetings.

                                [FRONT OF CARD]

PROXY                 PACIFIC MAGTRON INTERNATIONAL CORP.                  PROXY
                             1600 California Circle
                           Milpitas, California 95035

             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Theodore S. Li and Hermia Lam, or any of them acting in the absence of the other with the full power of substitution, the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of the Shareholders of PACIFIC MAGTRON INTERNATIONAL CORP. (the "Company") to be held at the offices of the Company at 1600 California Circle, Milpitas, California 95035 on Friday, June 8, 2001, at 10:00 a.m., Pacific Time and any adjournments thereof, and to vote the shares of Common Stock of the Company standing in the name of the undersigned on the matters set forth below and upon any other matters that may properly come before the meeting or, any adjournment thereof, with all the powers the undersigned would possess if personally present at the meeting, as follows.

     PROPOSAL NO. 1: To elect seven directors to the Company's Board to serve for the next year or until their successor is elected.

     NOMINEES:   THEODORE S. LI, HUI LEE, JEY HSIN YAO, BETTY LIN, HANK C. TA,
                 LIMIN HA and JOHN C. REED.

     _______ VOTE for all nominees except those whose names are written on the line provided below (if any)

--------------------------------------------------------------------------------

     PROPOSAL NO. 2: Ratification of the selection of BDO Seidman, LLP as the independent public accounting firm for the Company for the fiscal year ended December 31, 2001. (Mark only one)

     ____ VOTE FOR            ____ VOTE AGAINST           ____ VOTE WITHHELD

         PLEASE PROMPTLY DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE


                               [REVERSE OF CARD]

     This proxy will be voted in accordance with the directions indicated herein. If no specific directions are given, this proxy will be voted for approval of all nominees listed herein, for approval of the proposals listed herein and, with respect to any other business as may properly come before the meeting in accordance with the discretion of the proxies.

DATED:_____________, 2001
                                        ________________________________________
                                        (Signature)

                                        ________________________________________
                                        (Signature)

                                        When signing as executor, administrator, attorney, trustee, or guardian, please give full title as s If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both joint tenants sign.